BLACKROCK FUNDSSM

BlackRock Emerging Markets Dividend Fund

(the “Fund”)

Supplement dated April 6, 2017 to the

Statement of Additional Information (“SAI”) of the Fund, dated January 27, 2017

Effective March 29, 2017, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements” is revised as follows:

The sixth paragraph is deleted in its entirety and replaced with the following:

BlackRock entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock Asset Management North Asia Limited (“BAMNAL,” and, together with BIL, the “Sub-Advisers”), pursuant to which BlackRock pays each Sub-Adviser for providing services to BlackRock with respect to the Fund a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

As of the date of this SAI, BlackRock has not made any payments to BAMNAL for sub-advisory services with respect to the Fund.

The first paragraph of the section entitled “Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Dhiren Shah, CFA, and Alethea Leung, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The table in the sub-section entitled “Information Regarding the Portfolio Managers—Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dhiren Shah, CFA	2	8	0	0	0	0
	$708.5 Million	$1.37 Billion	$0	$0	$0	$0
Alethea Leung, CFA*	0	4	0	0	0	0
	$0	$264.4 Million	$0	$0	$0	$0

*	Information provided for Ms. Leung is as of February 28, 2017.

The first paragraph of the sub-section entitled “Information Regarding the Portfolio Managers—Portfolio Manager Compensation Overview” is amended to add the following:

Information for Ms. Leung is as of February 28, 2017.

The last sentence of the first paragraph of the sub-section entitled “Information Regarding the Portfolio Managers—Portfolio Manager Compensation Overview—Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Dhiren Shah, CFA	Morningstar Europe OE Global Emerging Markets and eVest Emerging Markets All Equity

Alethea Leung, CFA	MSCI AC ASEAN and MSCI Emerging Markets Index

The sub-section entitled “Information Regarding the Portfolio Managers—Portfolio Manager Compensation Overview—Distribution of Discretionary Incentive Compensation—Deferred Compensation Program” is deleted in its entirety.

The sub-section entitled “Information Regarding the Portfolio Managers—Portfolio Manager Compensation Overview—Other Compensation Benefits—Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Incentive Savings Plans—United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Shah is eligible to participate in these plans.

Hong Kong-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock Inc. has created a variety of incentive savings plans in which employees are eligible to participate, including the Hong Kong Employee Retirement Plan (ERP) that includes the Mandatory Provident Fund (MPF) plan and the BlackRock Employee Stock Purchase Plan (ESPP). BlackRock contributes 5% to the ERP and will match 2~5% employee’s monthly voluntary contribution. BlackRock contributions follow the investment direction set by participants for their own contributions. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Ms. Leung is eligible to participate in these plans.

The table in the sub-section entitled “Information Regarding the Portfolio Managers—Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range
Dhiren Shah, CFA	$100,001-$500,000

Alethea Leung, CFA*	None

*	Information provided for Ms. Leung is as of February 28, 2017.

The last two sentences of the first paragraph of the sub-section entitled “Information Regarding the Portfolio Managers—Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Mr. Shah and Ms. Leung may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Shah and Ms. Leung may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

*    *    *

Shareholders should retain this Supplement for future reference.

SAI-EMDIV-0417SUP

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